EAST TEXAS FINANCIAL SERVICES, INC.
--------------------------------------------------------------------------------
   1200 South Beckham o P. O. Box 6910 o Tyler, TX 75711-6910 o 903-593-1767
                               o Fax 903-593-1094



                                  NEWS RELEASE


 For verification, contact:    Gerald W. Free, Vice Chairman/President/CEO
                               Derrell W. Chapman, Vice President/COO/CFO

Telephone: (903) 593-1767
Fax:       (903) 593-1094


For immediate release:  August 22, 2000


--------------------------------------------------------------------------------

                       EAST TEXAS FINANCIAL SERVICES, INC.
                                REPORTS EARNINGS

Tyler, Texas, August 22, 2000, - - - East Texas Financial Services, Inc., (OTC Bulletin Board: ETFS.OB), the holding Company for First Federal Savings and Loan Association of Tyler, Texas, today reported that consolidated net income for the nine months ended June 30, 2000, was $234,022 or $0.21 per common share, compared to $256,260 or $0.19 per common share reported for the same period in 1999.

For the three months ended June 30, 2000, the Company reported net income of $87,460 or $.08 per share, compared to $48,850 or $.04 per share for the three months ended June 30, 1999.

Total assets were reported as $200.4 million at June 30, 2000, compared to $153.7 million at September 30, 1999. Loans receivable were reported as $96.8 million at June 30, 2000, compared to $67.3 million at September 30, 2000.

"The increase in earnings per share is both a result of our continued efforts to redirect earning assets into higher yielding consumer and commercial banking products and our continued program of repurchasing stock when market conditions warrant" stated President and CEO, Gerald W. Free.

The Statements of Financial Condition reflects the additional assets and liabilities acquired in the Company's acquisition of Gilmer Financial Services, Inc. at June 30, 2000. Earnings for the three month and nine month periods ended June 30, 2000 do not reflect income from the acquisition.

Over the past three months, shares of the Company's stock have traded between $7.25 and $8.52 per share. At June 30, 2000, the Company had 1,162,320 shares of stock outstanding and a book value per share of approximately $13.68.

Capital levels for the Company's wholly owned subsidiary, First Federal Savings and Loan Association of Tyler, were reported, at June 30, 2000, as approximately 6.77% for core capital. The minimum regulatory requirements for the core capital ratio is 4.00%. The Association's risk-based capital ratio was 11.41% at June 30, 2000, compared to the minimum 8.0% regulatory requirement.

At June 30, 2000, non-performing assets totaled $1.1 million or 0.55% of total assets, compared to $768,000 or 0.50% of total assets at September 30, 1999. Non-performing loans equaled $1.0 million or 1.06% of loans receivable at June 30, 2000, compared to $768,000 or 1.14% at September 30, 1999. Classified assets were reported as $2.5 million or 1.23% of total assets at June 30, 2000, compared to $1.1 million or 0.71% of total assets at September 30, 1999.

"The increase in non-performing and classified assets were a direct result of the Company's acquisition of Gilmer Savings Bank, F.S.B. at June 30, 2000," stated President Free. "We were aware of the additional problem assets acquired in the Gilmer transaction and established appropriate allowances for loan losses in negotiating the purchase price."

At June 30, 2000, the Company's allowance for loan losses totaled $1.1 million or 1.14% of loans receivable, compared to $270,039 or 0.40% of loans receivable at September 30, 1999.

East Texas Financial Services, Inc., is the holding company for First Federal Savings and Loan Association of Tyler, Texas, which presently operates two full service offices and one loan agency in Tyler, Texas, a full service office in Whitehouse, Texas, a full service office in Gilmer, Texas, and a loan agency in Lindale, Texas.

The Company's stock is traded under the symbol "ETFS" on the OTC Electronic Bulletin Board.


                       - selected financial data follows -

                       EAST TEXAS FINANCIAL SERVICES, INC.
                 CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

                     ASSETS                                             June 30, 2000      September 30, 1999
                                                                        -------------      ------------------
                                                                         (Unaudited)
Cash and due from banks                                                 $   1,007,891       $   1,019,937
Interest-bearing deposits with banks                                        2,805,202             974,627
Interest-earning time deposits with financial institutions                  1,289,000           2,461,617
Federal funds sold                                                                  0                   0
Investment securities available-for-sale                                    7,691,011           5,918,750
Mortgage-backed securities available-for-sale                              45,286,010          32,893,809
Investment securities held-to-maturity (estimated market
      value of $26,986,744 at June 30, 2000, and
      $29,948,866 at September 30, 1999)                                   27,967,369          30,481,413
Mortgage-backed securities held-to-maturity (estimated
      market value of $4,801,441 at June 30, 2000
      and $5,949,914 at September 30, 1999)                                 4,688,000           5,806,975
Loans receivable, net of allowance for credit losses of $1,099,200
      at June 30, 2000 and $270,039 at September 30, 1999                  96,841,766          67,250,334
Accrued interest receivable                                                 1,582,211           1,167,245
Federal Home Loan Bank stock, at cost                                       4,048,700           2,283,000
Premises and equipment                                                      2,786,262           2,607,213
Foreclosed real estate and repossessed property, net                           77,160                   0
Goodwill                                                                    2,435,579                   0
Mortgage servicing rights                                                     272,620             266,010
Other assets                                                                1,604,817             593,991
                                                                        -------------       -------------

      Total Assets                                                      $ 200,383,598       $ 153,724,921
                                                                        =============       =============



      LIABILITIES AND STOCKHOLDERS' EQUITY

Liabilities:
      Noninterest deposits                                              $   3,600,439       $   2,021,914
      Interest-bearing deposits                                           101,980,220          85,517,925
                                                                        -------------       -------------
          Total deposits                                                  105,580,659          87,539,839

      FHLB advances                                                        76,315,782          45,057,877
      Advances from borrowers for taxes and insurance                       1,131,268             823,755
      Federal income taxes
             Current                                                          (73,703)                  0
             Deferred                                                               0             108,184
      Accrued expenses and other liabilities                                1,523,691           1,775,938
                                                                        -------------       -------------
      Total liabilities                                                   184,477,697         135,305,593
                                                                        -------------       -------------

Stockholders' equity:
      Preferred stock, $0.01 par value, 500,000
         shares authorized, none outstanding
      Common stock, $0.01 par value, 5,500,000 shares authorized,
         1,884,492 shares issued and 1,162,320 outstanding                     18,845              18,845
      Additional paid-in-capital                                           12,397,167          12,397,167
      Deferred compensation - RRP shares                                       (9,698)            (96,985)
      Unearned employee stock ownership plan shares                          (442,059)           (442,059)
      Accumulated Other Comprehensive Income (loss)                          (919,532)           (148,174)
      Retained earnings (substantially restricted)                         13,728,460          13,675,391
      Treasury stock, 722,172 shares at cost                               (8,867,282)         (6,984,857)
                                                                        -------------       -------------

             Total stockholder's equity                                    15,905,901          18,419,328
                                                                        -------------       -------------

             Total liabilities and stockholders' equity                 $ 200,383,598       $ 153,724,921
                                                                        =============       =============



                       EAST TEXAS FINANCIAL SERVICES, INC.
                        CONSOLIDATED STATEMENTS OF INCOME

                                                                Three Months                         Nine Months
                                                                Ended June 30,                      Ended June 30,
                                                                 (Unaudited)                         (Unaudited)
                                                           2000              1999              2000               1999
                                                        ---------------------------        ------------------------------
INTEREST INCOME
   Loans receivable:
      First Mortgage                                   $1,241,608       $ 1,099,806        $ 3,556,737        $ 3,327,777
      Consumer and other loans                            173,537           101,023            507,028            260,141
   Securities available for sale:
      Investment securities                               206,167             4,030            489,014             56,220
      Mortgage-backed securities                          639,798           416,196          1,857,124            992,788
   Securities held to maturity:
      Investment securities                               447,488           564,969          1,384,029          1,450,009
      Mortgage-backed securities                           89,142           115,175            270,040            432,185
   Deposits with banks                                     13,671            31,185             48,486            115,181
                                                       ----------       -----------        -----------        -----------

        Total interest income                           2,811,411         2,332,384          8,112,458          6,634,301
                                                       ----------       -----------        -----------        -----------

INTEREST EXPENSE

   Deposits                                             1,032,272         1,051,220          3,070,096          3,180,472
   FHLB advances                                          941,269           475,237          2,504,825          1,032,074
     Interest Expense to other banks                            0                 0             21,979                  0
                                                       ----------       -----------        -----------        -----------

        Total interest expense                          1,973,541         1,526,457          5,596,900          4,212,546
                                                       ----------       -----------        -----------        -----------

        Net interest income before
           provision for loan losses                      837,870           805,927          2,515,558          2,421,755

   Provision for loan losses                                4,043                 0              4,445                  0
                                                       ----------       -----------        -----------        -----------

        Net interest income after
          provision for loan losses                       833,827           805,927          2,511,113          2,421,755
                                                       ----------       -----------        -----------        -----------

NONINTEREST INCOME
   Gain(loss) on sale of interest-earning assets            7,985            22,437             31,167            127,502
   Loan origination and commitment fees                    13,476            17,930             33,259             64,988
   Loan servicing fees                                     16,485            23,667             47,817             53,400
   Gain on foreclosed real estate                               0              (352)              (855)               (50)
   Other                                                   39,211            16,543             83,339             37,792
                                                       ----------       -----------        -----------        -----------
        Total noninterest income                           77,157            80,225            194,727            283,632
                                                       ----------       -----------        -----------        -----------

NONINTEREST EXPENSE
   Compensation and benefits                              533,270           543,784          1,601,780          1,572,468
   Occupancy and equipment                                126,006           195,827            386,202            310,718
   SAIF deposit insurance premium                           4,433           (27,533)            22,135             (1,069)
   Loss on foreclosed real estate                               0                 0                  0              2,069
   Other                                                  109,197            88,250            320,378            402,571
                                                       ----------       -----------        -----------        -----------

        Total noninterest expense                         772,906           800,328          2,330,495          2,286,757
                                                       ----------       -----------        -----------        -----------

Income (loss) before provision for income taxes           138,078            85,824            375,345            418,630

Income tax expense (benefit)                               50,618            36,974            141,323            162,370
                                                       ----------       -----------        -----------        -----------

NET INCOME (LOSS)                                      $   87,460       $    48,850        $   234,022        $   256,260
                                                       ==========       ===========        ===========        ===========



Earnings per common share                              $      .08       $       .04        $       .21        $       .19
Earnings per common share - assuming dilution                 .08               .04                .20                .19